EXHIBIT (10)(a)
                                FOURTH AMENDMENT


     FOURTH  AMENDMENT,  dated as of July 13,  2001,  among WEST  PHARMACEUTICAL
SERVICES, INC., a Pennsylvania corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (together with the Company, collectively, the "Borrowers"), the several banks and other financial institutions parties to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"), and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -


     WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of July 26, 2000 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");

     WHEREAS, pursuant to Section 2.14(d) of the Credit Agreement, the Borrowers have requested an extension of the 364 Day Commitments under the Credit Agreement from July 24, 2001 until July 22, 2002;

     WHEREAS, each of the Banks other than those listed on Schedule II hereto (those Banks listed on Schedule II hereto, collectively, the "Declining Banks"), has agreed to extend its 364 Day Commitment until July 22, 2002 on the terms and subject to the conditions set forth herein; and

     WHEREAS, Banks holding more than 51% of the 364 Day Commitments have agreed to extend their 364 Day Commitment on the terms described herein, including that the Applicable Margin be amended as provided herein.

     NOW,   THEREFORE,   in   consideration  of  the  foregoing  and  for  other
consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.


     2. Extension of 364 Commitment. Effective on and as of July 25, 2001, the 364 Day Commitments of each of the Banks other than the Declining Banks shall be extended until July 22, 2002. As provided in Section 2.14(d) of the Credit Agreement, on July 24, 2001, the Borrowers shall pay to each Declining Bank the principal amount of the 364 Day Loans and all interests, fees and other amounts owed to such Declining Bank with respect to the 364 Day Facility.

     3.  Amendments to Credit Agreement.
         ------------------------------

     (a) Effective on and as of July 25, 2001, the definition of Applicable Margin contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the table set forth therein and inserting in lieu thereof the following:

Level             Leverage Ratio            364 Day Facility  Five Year Facility
--------------------------------------------------------------------------------
I                 Less than or equal to            0.725%            0.675%
                  0.35 to 1.0
II                Less than or equal to 0.45       0.825%            0.775%
                  to 1.0 but greater than
                  0.35 to 1.0
III               Greater than 0.45 to 1.0          1.05%              1.0%


     (b) Effective on and as of July 25, 2001, the definition of Facility Fee Rate contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the table set forth therein and inserting in lieu thereof the following:

Level             Leverage Ratio            364 Day Facility  Five Year Facility
--------------------------------------------------------------------------------
I                 Less than or equal to              0.15%             0.20%
                  0.35 to 1.0
II                Less than or equal to 0.45         0.175%            0.225%
                  to 1.0 but greater than
                  0.35 to 1.0
III               Greater than 0.45 to 1.0           0.20%             0.25%

     (c)  Effective  on  and as of  July  25,  2001,  Schedule  I to the  Credit
Agreement is hereby deleted in its entirety and the Schedule I attached hereto is hereby inserted in lieu thereof.


     4. Representations and Warranties. The Borrowers hereby represent and warrant to the Banks and the Agent that:


     (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

     (b) The representations and warranties made in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

     (c) ______ The execution and delivery of this Amendment by and on behalf of the Borrowers has been duly authorized by all requisite action on behalf of the Borrowers and this Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     5. Effectiveness; Declining Banks. This Amendment shall become effective on the date on which the Agent shall have received (a) counterparts hereof duly executed by the Borrowers and each Bank that is extending its 364 Day Commitment, (b) an extension fee for the benefit of each Bank that is extending its 364 Day Commitment in the amount of 10 basis points (0.10%) on the amount of such Bank's 364 Day Commitment and (c) for the account of PNC Capital Markets, Inc., such arrangement fees as shall have been agreed to with the Borrowers.

     6. Limited Effect. Except as expressly amended by this Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms and the Borrowers hereby confirm all of the provisions of the Credit Agreement and the other Loan Documents.

     7. Release. Recognizing and in consideration of certain of the Banks extending their 364 Day Commitments, each of the Borrowers hereby waives and releases all of the Banks and the Agent and their officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that such Borrower ever had or now has against any of them arising out of or relating to any Bank's or the Agent's acts or omissions with respect to this Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein.

     8. Miscellaneous.


     (a) Expenses. Each of the Borrowers agrees to pay all of the Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other documents executed in connection herewith, including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

     (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     (c) Successor and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Agent and the Banks and their respective successors and assigns.

     (d)   Counterparts.   This  Amendment  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

     (e) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                              WEST PHARMACEUTICAL SERVICES, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                              WEST PHARMACEUTICAL SERVICES
                                              OF FLORIDA, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                              WEST PHARMACEUTICAL SERVICES
                                              LAKEWOOD, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              WEST PHARMACEUTICAL SERVICES
                                              GROUP LIMITED


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              PACO LABORATORIES, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              WEST PHARMACEUTICAL SERVICES
                                              CANOVANAS, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              WEST PHARMACEUTICAL SERVICES
                                              OF DELAWARE, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              WEST PHARMACEUTICAL SERVICES
                                              VEGA ALTA, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              WEST PHARMACEUTICAL
                                              CLEVELAND, INC.


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________

                                              PNC BANK, NATIONAL ASSOCIATION,
                                              as a Bank and as Agent


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              FIRST UNION NATIONAL BANK


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________



                                              DRESDNER BANK, AG, NEW YORK AND
                                              GRAND CAYMAN BRANCHES


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________


                                              NATIONAL CITY BANK


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________

                                              THE CHASE MANHATTAN BANK


                                              By:  _____________________________
                                              Name:_____________________________
                                              Title_____________________________


                                              MELLON BANK, N.A.,


                                              By:   ____________________________
                                              Name: ____________________________
                                              Title:____________________________

                                   SCHEDULE I
                        BANKS AND COMMITMENT INFORMATION
Bank and  Lending Office(s)                              Commitments

                                    364 Day          Five Year         Swing Line
                                    ----------------------------------------------
PNC Bank, National Association      $14,444,444.45   $15,555,555.55    $15,000,000
1000 Westlakes Dr., Suite 200
Berwyn, PA   19312
Attention:  Frank Pugliese
Facsimile:  610-725-5799

First Union National Bank           $10,833,333.33   $11,666,666.67    $0
1339 Chestnut Street
12th Floor, PA 4830
Philadelphia, PA  19107
Attention:  Jeanette Griffin
Facsimile:  215-973-4156

Dresdner Bank AG, New York          $0               $11,666,666.67    $0
and Grand Cayman Branches
75 Wall Street
New York, NY  10005
Attention:  Richard Morris
Facsimile:  212-429-2524

National City Bank                  $9,629,629.63    $10,370,370.37    $0
One South Board Street, 13th Floor
Philadelphia, PA  19107
Attention:  Thomas McDowell
Facsimile:  267-256-40001

The Chase Manhattan Bank            $0               $10,370,370.37    $0
One Riverfront Plaza, Second Floor
Newark, NJ  07102
Attention:  Thomas Conroy
Facsimile:  973-353-6158

Mellon Bank, N.A.                   $9,629,629.63    $10,370,370.37    $0
610 W. Germantown Pike, Suite 200
Plymouth Meeting, PA  19462
Attention:  Frank McGrane
Facsimile:  610-941-4136
                                    ------------------------------------------------
Total Commitments                   $44,537,037.04   $70,000,000       $15,000,000


                                   SCHEDULE II

                                 DECLINING BANKS


Dresdner Bank, AG, New York and Grand Cayman Branches
The Chase Manhattan Bank